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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 1, 2002

                           SPECIAL METALS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                 000-22029                 25-1445468
 ------------------        ----------------        -----------------------
  (State or Other           (Commission                (IRS Employer
   Jurisdiction of          File Number)            Identification Number)
   Incorporation)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 798-2900
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Item 5.      Other Events.

              On July 1, 2002, the Company issued a press release stating it did not meet a sales revenue covenant contained in the Postpetition Credit Agreement. However, the Company has obtained the agreement of its bank group to waive the technical default. The waiver provided by the bank group is unopposed by the Creditors' Committee and is subject to court approval which is expected to occur promptly.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

             Exhibit No.               Description
             --------------            --------------
             Exhibit 99.1              Press Release, dated July 1, 2002,
                                       issued by the Registrant.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       SPECIAL METALS CORPORATION

                                       By:      /s/ Robert F. Dropkin
                                                ------------------------------
                                       Name:    Robert F. Dropkin
                                       Title:   Vice President, Secretary and
                                                Chief Legal Counsel

Dated:  July 1, 2002

                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current Report on Form 8-K

                  Exhibit No.               Description
                  --------------            --------------
                  Exhibit 99.1              Press Release dated July 1, 2002.


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